                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                              LETTER OF TRANSMITTAL

        FOR TENDER OF UP TO $120,000,000 IN AGGREGATE PRINCIPAL AMOUNT OF
                INVESTMENT NOTES ISSUED PRIOR TO NOVEMBER 1, 2003

              PURSUANT TO THE OFFER TO EXCHANGE DATED MAY 14, 2004

|------------------------------------------------------|
|                                                      |
|                                                      |
|                                                      |
|                                                      | NAME(S) AND ADDRESS(ES)
|                                                      | OF REGISTERED HOLDER(S)
|                                                      |
|                                                      |
|                                                      |
|                                                      |
|------------------------------------------------------|

--------------------------------------------------------------------------------
THIS EXCHANGE OFFER, AS DEFINED BELOW, WILL EXPIRE AT 5:00 P.M., PHILADELPHIA, PENNSYLVANIA TIME, ON JUNE 30, 2004 UNLESS EXTENDED (THE "EXPIRATION DATE"). HOLDERS OF NOTES, AS DEFINED BELOW, MUST TENDER THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE OFFER CONSIDERATION, AS DEFINED BELOW. TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                 The Exchange Agent for this Exchange Offer is:
                   American Business Financial Services, Inc.

By Hand Delivery, Registered Mail or Overnight Courier:     By Regular Mail:
American Business Financial Services, Inc.                  American Business Financial Services, Inc.
The Wanamaker Building                                      P.O. Box 11716
100 Penn Square East                                        Philadelphia, PA  19101-9928
Philadelphia, PA  19107                                     Attention:  Exchange Agent
Attention:  Exchange Agent                                  Confirm by Telephone:  1-800-597-7004
Confirm by Telephone:  1-800-597-7004

   DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
   All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Offer to Exchange, as defined below.
   American Business Financial Services, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Exchange dated May 14, 2004, as may be supplemented or amended, (the "Offer to Exchange") and in this Letter of Transmittal (the Letter of Transmittal together with the Offer to Exchange constitute the "Exchange Offer"), hereby offers to exchange up to $60,000,000 in aggregate principal amount of senior collateralized subordinated notes and/or up to 120,000,000 shares of 10.0% Series A convertible preferred stock ("Offer Consideration") for up to $120,000,000 in aggregate principal amount of investment notes issued prior to November 1, 2003 ("Notes"). The Company will act as an exchange agent (the "Exchange Agent") for this Exchange Offer.
   This Letter of Transmittal is to be used by holders of Notes if: (i) certificates representing Notes are to be physically delivered to the Exchange Agent herewith by such holders; or (ii) tender of Notes is to be made by book-entry transfer pursuant to the procedures set forth under the caption "THIS EXCHANGE OFFER -- Procedures for Exchanging Investment Notes" in the Offer to Exchange.
   YOU SHOULD DELIVER THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS NECESSARY TO EFFECT THE EXCHANGE OFFER ONLY TO THE EXCHANGE AGENT. DELIVERY OF DOCUMENTS TO ANY OTHER PARTY DOES NOT CONSTITUTE A VALID DELIVERY FOR THE PURPOSES OF THE EXCHANGE OFFER.
   The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. See Instruction 1.

--------------------------------------------------------------------------------
                                TENDER OF NOTES
--------------------------------------------------------------------------------
 [ ] CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH (FOR NOTES ISSUED PRIOR TO NOVEMBER 1, 1999, THE CERTIFICATE REPRESENTING EACH NOTE MUST BE ATTACHED TO THIS LETTER OF TRANSMITTAL)

 [ ]  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER*
--------------------------------------------------------------------------------
*All Notes issued on or after November 1, 1999 were issued in book-entry form by the Company and are registered on the book-entry registration and transfer system of the Company. By checking this box, you are authorizing the Company to make the book-entry transfers indicated in this Letter of Transmittal.

                              NOTES TO BE TENDERED

   The Company is offering to exchange each $1,000 of the principal amount of Notes issued prior to November 1, 2003 that the holder elects to tender for the following:
OPTION 1:
o $500 in principal amount of senior collateralized subordinated notes having interest rates equal to 10 basis points above the current rates on Notes tendered; and
o 500 shares of 10.0% Series A convertible preferred stock.          OR
OPTION 2:
o 1,000 shares of 10.0% Series A convertible preferred stock.

-------------------------------------------------------------------------------------------------------------------------
                          SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS (See Instructions 5, 6, and 7)

To be completed ONLY if Offer Consideration is to be issued and sent to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the table entitled
"Name(s) and Address(es) of Registered Holder(s)" within this Letter of Transmittal.

_______________________________________________________  ________________________________________________________________
Name (please print)                                      Address (please print)

_____________________________  ____________  ______________  ____________________________________________________________
City                           State         Zip Code        SSI/TIN Number (See Substitute Form W-9 herein)
-------------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
Ladies and Gentlemen:
   The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Offer to Exchange, receipt of which is hereby acknowledged and in accordance with this Letter of Transmittal, the principal amount of Notes indicated in the table below entitled "Description of Notes Tendered" under the column heading "Principal Amount Tendered" with respect to the aggregate principal amount of such Notes.
   Subject to, and effective upon, the acceptance for exchange of the principal amount of Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of Notes tendered hereby. The undersigned hereby irrevocably releases and waives any and all claims the undersigned, the undersigned's successors and assigns have or may have had against the Company, its subsidiaries, affiliates and stockholders, and or the directors, officers, employees, attorneys, accountants, advisors, agents and representatives, in each case whether current or former, of the Company, its affiliates and its stockholders, arising from, related to, or in connection with the undersigned's acquisition or ownership of Notes, whether these claims arise under federal or state securities laws or otherwise. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Company acts as the Exchange Agent, with respect to such Notes, with full powers of substitution and revocation, such power of attorney being deemed to be an irrevocable power coupled with an interest, to present such Notes for transfer of ownership on the books of the Company in accordance with the terms and conditions of the Exchange Offer.
   The undersigned understands that tenders of Notes pursuant to the Exchange Offer may be withdrawn at any time prior to June 30, 2004. If the Exchange Offer is extended beyond June 30, 2004 and the undersigned tenders notes after June 30, 2004, the undersigned may withdraw Notes tendered after June 30, 2004. In the event of a termination of the Exchange Offer, Notes tendered pursuant to the Exchange Offer will be returned to the tendering holders promptly if in certificated form. In the case of Notes tendered by book-entry transfer, no change will be made to the holder's Note account. If the Company makes a material change in the terms of the Exchange Offer or the information concerning the Exchange Offer, the Company will disseminate additional Exchange Offer materials and extend such Exchange Offer to the extent required by law. If the Exchange Offer is amended prior to the Expiration Date in a manner determined by the Company to constitute a material adverse change to the holders, the Company promptly will disclose such amendment and, if necessary, extend the Exchange Offer for a period deemed by the Company to be adequate to permit holders to withdraw their Notes.
   The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Exchange and in the instructions hereto and acceptance of such Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.
   THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

   All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.
   The undersigned understands that the delivery and surrender of any Notes is not effective, and the risk of loss of Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.
   Unless otherwise indicated herein under "Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any Offer Consideration to be made in connection with the Exchange Offer be issued and delivered to the undersigned.
   In the event that the "Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that Offer Consideration to be made in connection with the Exchange Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

----------------------------------------------------------------------------------------------------------------------------------
                                                      DESCRIPTION OF NOTES TENDERED
----------------------------------------------------------------------------------------------------------------------------------
                                                                     OPTION SELECTED
                                                           ----------------------------------                        MATURITY
                 PRINCIPAL    INTEREST   MATURITY DATE ON                            DECLINE   PRINCIPAL AMOUNT      SELECTED
 NOTE NUMBER    INVESTMENT      RATE      TENDERED NOTE     OPTION #1   OPTION #2   EXCHANGE      TENDERED        SEE INSTRUCT. 2
------------- -------------- ---------- ------------------ ----------- ----------- ---------- ------------------ -----------------
                                                               [ ]         [ ]         [ ]
----------------------------------------------------------------------------------------------------------------------------------
                                                               [ ]         [ ]         [ ]
                                                               [ ]         [ ]         [ ]
                                                               [ ]         [ ]         [ ]
----------------------------------------------------------------------------------------------------------------------------------
                                                               [ ]         [ ]         [ ]
                                                               [ ]         [ ]         [ ]
                                                               [ ]         [ ]         [ ]
----------------------------------------------------------------------------------------------------------------------------------
                                                               [ ]         [ ]         [ ]
                                                               [ ]         [ ]         [ ]
                                                               [ ]         [ ]         [ ]
----------------------------------------------------------------------------------------------------------------------------------
                                                               [ ]         [ ]         [ ]
--------------------------------------------------------------------------------------------- ------------------
                                                             TOTAL PRINCIPAL AMOUNT TENDERED:
----------------------------------------------------------------------------------------------------------------------------------
              THIS INFORMATION INCLUDES THE UNDERSIGNED'S NOTES ELIGIBLE TO PARTICIPATE IN THE EXCHANGE AND PRINCIPAL
                                                     BALANCES OF SUCH NOTES.

----------------------------------------------------------------------------------------------------------------------------------
                                                             PLEASE SIGN HERE
(To be completed by all tendering registered holder(s) or beneficial holder(s) of Notes regardless of whether Notes are being physically delivered herewith)

   This Letter of Transmittal must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for Note(s) or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title. If the registered holder is a dealer, commercial bank, trust company or other nominee acting in a fiduciary capacity as in the case of IRA or other custodial accounts, the Letter of Transmittal must also be signed by the beneficial holder.
See Instructions 5 and 11.

X                                                               X
-------------------------------------------------------------   ------------------------------------------------------------------
                       SIGNATURE(S) OF REGISTERED HOLDER(S) OR BENEFICIAL HOLDER(S) OR AUTHORIZED SIGNATORY

Dated                                                           Capacity
      -------------------------------------------------------            ---------------------------------------------------------

Name(s)                                                         Joint Owner
        -----------------------------------------------------               ------------------------------------------------------
                                                       (Please print)

Address (Include Zip Code)
                          --------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

Area Code and Telephone Number                                      Tax Identification or Social Security No.
                               ----------------------------------                                             --------------------
                                        (Complete Accompanying Substitute Form W-9)
----------------------------------------------------------------------------------------------------------------------------------

                                       (2)

                                  INSTRUCTIONS
        (Forming Part of the Terms and Conditions of the Exchange Offer)
   1. Delivery of Letter of Transmittal and Notes. This Letter of Transmittal is to be completed by holders of Notes if: (i) certificates representing Notes issued prior to November 1, 1999 are to be physically delivered to the Exchange Agent herewith by such holders; or (ii) the tender of Notes is to be made by book-entry transfer for Notes issued between November 1, 1999 and October 31, 2003. All physically delivered Notes or a request of a book-entry transfer of all Notes held in book-entry form, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.
   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, NOTES, IF IN CERTIFICATED FORM, AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT.
   No alternative conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Notes for exchange.
   2. Maturity. For senior collateralized subordinated notes issued in exchange for Notes with maturities of 36 months or less, maturity dates will be the remaining term to maturity of Notes tendered. With respect to Notes tendered with remaining terms greater than 36 months, the holder has the option to receive senior collateralized subordinated notes with a term equivalent to the remaining term of Notes tendered or a 36 month term. If the holder fails to select a maturity date, the maturity date will be the maturity date of Notes tendered.
   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Notes should be listed on a separate signed schedule attached hereto.
   4. Partial Tenders. A holder does not have to tender all of holder's Notes to participate in the Exchange Offer. Tenders must be in increments of $1,000 provided that the Company reserves the right in its sole discretion to accept tenders in increments of less than $1,000. In the event the Company elects to accept tenders in increments of less than $1,000, no fractional shares of 10.0% Series A convertible preferred stock will be issued. As a result, amounts tendered of less than $2.00 will be allocated to the senior collateralized subordinated notes. If the holder elects to exchange the holder's Notes entirely for the shares of the 10.0% Series A convertible preferred stock, tenders in increments of less than $1,000 will not be accepted in increments of less than $1.00.
   5. Signatures on Letter of Transmittal. If this Letter of Transmittal is signed by the registered holders of Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s), for Notes issued in certificated form, without alteration, enlargement or any change whatsoever. For a Note issued in book-entry form, the signature must conform to the name on the account related to that Note. IF NOTES ARE HELD IN A CUSTODIAL OR IRA ACCOUNT, BOTH THE REGISTERED HOLDER AND THE BENEFICIAL HOLDER MUST SIGN THIS LETTER OF TRANSMITTAL. SEE INSTRUCTION 11.
   If any Notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal. If any Notes tendered hereby are registered in different names on several certificates, for Notes issued in certificated form or in different names in the book-entry system for uncertificated notes, it will be necessary to complete, sign and submit separate Letters of Transmittal for each registration of the Notes.
   If this Letter of Transmittal or any Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.
   6. Special Issuance and Delivery Instructions. If Offer Consideration is to be issued or delivered in the name of a person other than the signer of this Letter of Transmittal, the "Special Issuance/Delivery Instructions" on this Letter of Transmittal should be completed.

   7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes with respect to the transfer of Notes to it pursuant to the Exchange Offer. If payment of Offer Consideration is to be made to any persons other than the registered holders, or if tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from Offer Consideration unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.
   8. Waiver of Conditions. The conditions of the Exchange Offer may be amended or waived (other than legal requirements that cannot be waived by the Company) by the Company, in whole or in part, at any time and from time to time in the Company's sole discretion, in the case of any Notes tendered.
   9. 28% Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, a holder whose tendered Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN" ) on Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Notes exchanged pursuant to the Exchange Offer may be subject to 28% backup withholding.
   The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.
   The holder is required to give the Exchange Agent the TIN of the registered holder of Notes or of the last transferee appearing on the transfers attached to, or endorsed on, Notes. If Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.
   Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting the appropriate properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.
   Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.
   10. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Exchange or this Letter of Transmittal may be directed to the Company at the telephone number and address listed in the Letter of Transmittal or Offer to Exchange.
   11. Notes Held Through a Custodian. If Notes are held of record by a dealer, commercial bank, trust company or other nominee, or if Notes are held in a custodial or IRA account, this Letter of Transmittal should be signed by both the beneficial holder and the registered holder of Notes. The registered holder of Notes should tender Notes, upon receiving appropriate instructions from the beneficial holder of Notes, pursuant to the terms of the Offer to Exchange and this Letter of Transmittal.
   IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH THE CERTIFICATES REPRESENTING NOTES ISSUED PRIOR TO NOVEMBER 1, 1999 AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED ON OR PRIOR TO THE EXPIRATION DATE WITH RESPECT TO HOLDERS WISHING TO RECEIVE OFFER CONSIDERATION.

                                      (3)

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                             ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help you determine the number to give to the payer.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Give the EMPLOYER
                                 Give the SOCIAL SECURITY                                          IDENTIFICATION
For this type of account:        number of---                     For this type of account:        number of---
--------------------------------------------------------------------------------------------------------------------------------

1.  Individual                   The individual                   6.  Sole proprietorship or       The owner (3)
                                                                      single-owner LLC
2.  Two or more individuals      The actual owner of the
    (joint account)              account or, if combined funds,   7.  A valid trust, estate, or    The legal entity (4)
                                 any one of the individuals (1)       pension trust

3.  Custodian account of a       The minor (2)                    8.  Corporate or LLC electing    The corporation
    minor (Uniform Gift to                                            corporate status on
    Minors Act)                                                       Form 8832

4.  a.  The usual revocable      The grantor-trustee (1)          9.  Association, club,           The organization
        savings trust account                                         religious, charitable,
        (grantor is also                                              educational or other
        trustee)                                                      tax-exempt organization

    b.  So-called trust          The actual owner (1)             10. Partnership or multi-        The partnership
        account that is not a                                         member LLC
        legal or valid trust
        under State law                                           11. A broker or registered       The broker or nominee
                                                                      nominee
5.  Sole proprietorship or       The owner (3)
    single-owner LLC                                              12. Account with the Department  The public entity
                                                                      of Agriculture in the name
                                                                      of a public entity (such
                                                                      as a state or local
                                                                      government, school
                                                                      district, or prison) that
                                                                      receives agricultural
                                                                      program payments

--------------------------------------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.
(2)     Circle the minor's name and furnish the minor's Social Security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or Employer Identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.
NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.


         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                             ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you do not have a Taxpayer Identification Number, you should apply for one immediately. To apply for a Social Security number, obtain Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or online at www.sso.gov/online/ss5.html. You may also obtain this form by calling 1-800-772-1213. Use Form W-7, Application for an IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can obtain Forms W-7 and SS-4 by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

o   A corporation.
o   A financial institution.
o An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
o   The U.S. or any of its agencies or instrumentalities.
o A state, the District of Columbia, a possession of the U.S., or any political subdivision or instrumentality thereof.
o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
o   An international organization or any agency, or instrumentality thereof.
o A registered dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the U.S.
o   A real estate investment trust.
o   A common trust fund operated by a bank under Section 584(a) of the Code.
o   An exempt charitable remainder trust, or a non-exempt trust described in
    Section 4947(a)(1) of the Code.
o   An entity registered at all times under the Investment Company Act of 1940.
o   A foreign central bank of issue.

Exempt payees described above should file a Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH A PAYER A COMPLETED IRS FORM W-8BEN (CERTIFICATE OF FOREIGN STATUS).

   Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(2), 6045 and 6050A of the Code and the regulations promulgated thereunder.

PRIVACY ACT NOTICE. - Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.



                                            TO BE COMPLETED BY ALL TENDERING HOLDERS
                                                       (SEE INSTRUCTION 9)
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                                    PAYER'S NAME: AMERICAN BUSINESS FINANCIAL SERVICES, INC.
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
SUBSTITUTE                    PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT   TIN:
FORM W-9                                RIGHT AND CERTIFY BY SIGNING AND            --------------------------------------------
                                        DATING BELOW                                     Social Security Number or Employer
                                                                                                Identification Number
                              --------------------------------------------------------------------------------------------------
                              PART 2 -- TIN Applied for [ ]

Department of Treasury
Internal Revenue Service

                              --------------------------------------------------------------------------------------------------
                              CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                              (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting
Payer's Request for                for a number to be issued to me);
Taxpayer Identification       (2)  I am not subject to backup withholding either because: (a) I am exempt from backup
Number ("TIN")                     withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS")
and Certification                  that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;
                              (3)  I am a U.S. Person (including a U.S. resident alien); and
                              (4)  Any other information provided on this form is true and correct.

                              Signature:                                                  Date:
                                        ------------------------------------------------       ----------------------

--------------------------------------------------------------------------------------------------------------------------------
You must cross out Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
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              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9

NOTE:   FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 28% OF ANY AMOUNTS
        PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAX PAYER
        IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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                                     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal
Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange,
28 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

           ----------------------------------------------------------           -----------------------------------
                                   Signature                                                   Date

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

                                       (4)